                                                                     EXHIBIT 4.1

Common Stock                                                        Common Stock

                              [ROWECOM INC. LOGO]


                                 RoweCom Inc.
                          incorporated under the laws
                           of the state of Delaware

This certifies that                                           CUSIP ------------




is the registered owner of


fully paid and non-assessable shares of the $.01 par value common stock of RoweCom Inc.


     Transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

/s/ Louis Hernandez, Jr.        [seal of Rowecom]            /s/ Richard R. Rowe
Louis Hernandez, Jr.                                             Richard R. Rowe
Treasurer and Chief Financial                                      President and
Officer                                                          Chief Executive
                                                                         Officer

                                 ROWECOM INC.

     The Corporation is authorized to issue two classes of stock, Common and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Third Amended and Restated Certificate of Incorporation of the Corporation and by any certificate of designations, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Corporation at its office in Cambridge Massachusetts.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNF GIFT MIN ACT - .................Custodian...............
TEN ENT - as tenants by the agencies                                    (cust)                    (Minor)
JT TEN  - as joint tenants with                                   under Uniform Gifts to Minors
          right of survivorship and                               is .....................................
          not as tenants in                                                        (State)
          common                              UNF TRN MIN ACT - .............Custodian (until age........)
                                                                   (Cust)
                                                                ..................under Uniform Transfer
                                                                       (Name)
                                                                to Minors Act.............................
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list


     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________





                              X  _____________________________________________


                              X  _____________________________________________
                         NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT ON ANY CAUSE WHATEVER.

Signature(s) Guaranteed


By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION BANKS
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEED MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17A.D.-15.